CoreWeave Reports Strong Fourth Quarter and Fiscal Year 2025 Results
Robust Demand and Focused Execution Drive Strong Results and Record Revenue Backlog
LIVINGSTON, N.J., – February 26, 2026 – CoreWeave, Inc. (Nasdaq: CRWV), The Essential Cloud for AI™, today reported financial results for the fourth quarter and fiscal year ended December 31, 2025.
“2025 was a defining year for CoreWeave as we became the fastest cloud in history to reach $5 billion in annual revenue,” said Michael Intrator, Chairman and Chief Executive Officer of CoreWeave. “Demand continues to intensify as a broader set of customers adopt CoreWeave Cloud to run a diverse and growing set of workloads. The opportunity ahead is significant, and we are ready to capture it.”
“This year’s performance reflects disciplined execution against the strategy we outlined at our IPO to develop one of the largest AI Cloud footprints in the world,” said Nitin Agrawal, Chief Financial Officer at CoreWeave. “Our revenue backlog grew to $66.8 billion, more than four times where we began the year, providing exceptional visibility as we scale into 2026 and beyond. CoreWeave is well positioned for sustained hypergrowth.”

Fourth Quarter and Fiscal Year 2025 Financial Highlights

(In millions, except percentages and per share amounts)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Revenue	$1,572	$747	$5,131	$1,915
Operating expenses	1,661	634	5,177	1,591
Operating income (loss)	(89)	113	(46)	324
Operating income (loss) margin	(6)%	15%	(1)%	17%
Interest expense, net	$(388)	$(149)	$(1,229)	$(361)
Net loss	$(452)	$(51)	$(1,167)	$(863)
Net loss margin	(29)%	(7)%	(23)%	(45)%
Basic net loss per share	$(0.89)	$(0.34)	$(2.75)	$(4.30)
Diluted net loss per share	$(0.89)	$(0.34)	$(2.81)	$(4.30)
Non-GAAP Financial Measures

(In millions, except percentages)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Adjusted EBITDA	$898	$486	$3,093	$1,219
Adjusted EBITDA margin	57%	65%	60%	64%
Adjusted operating income	$88	$121	$666	$356
Adjusted operating income margin	6%	16%	13%	19%
Adjusted net loss	$(284)	$(36)	$(606)	$(65)
Adjusted net loss margin	(18)%	(5)%	(12)%	(3)%
(See “Non-GAAP Financial Measures” and the reconciliation of GAAP to non-GAAP results tables at the end of this press release for additional information.)

Additional Fourth Quarter 2025 Financial Highlights
Revenue backlog1 was $66.8 billion as of December 31, 2025.

Fourth Quarter 2025 Highlights
•Customer wins across AI labs, Hyperscalers and Enterprises
◦Partner of choice for leading AI pioneers and enterprises including: Cognition, Crowdstrike, Cursor, Mercado Libre, Midjourney, Runway
◦Expanded relationships with both existing hyperscaler cloud customers
•Continued rapid scaling of Purpose-Built AI Infrastructure
◦Added approximately 260 MW of active power capacity, bringing the total to more than 850 MW
◦Expanded total contracted power to approximately 3.1 GW while further diversifying our portfolio of providers
•Key Technology Leadership Milestones
◦First cloud provider to be named an NVIDIA Exemplar Cloud for training workloads running on NVIDIA GB200 NVL72, optimized by CoreWeave Mission Control™
◦Achieved SemiAnalysis’ Platinum ClusterMAX™ rating for the second consecutive ranking, remaining the industry’s sole platinum provider
◦Introduced AI Object Storage, purpose-built for AI workloads to deliver local-like performance, global availability, and significantly lower cost
◦Announced zero egress migration, eliminating data transfer costs to enable seamless migration and flexible multi-cloud development for AI workloads
◦Acquired Monolith, expanding our AI cloud platform capabilities to the physical world for industrial and manufacturing enterprises
◦Acquired Marimo to unify the generative AI developer workflow with its open-source, AI-native notebook for Python and data-centric AI development
◦Expanded CoreWeave Mission Control™ to accelerate enterprise AI adoption, including new capabilities such as telemetry relay, GPU straggler detection and the CoreWeave Mission Control Agent
◦Launched Serverless RL, the first publicly available fully managed reinforcement learning capability, enabling developers to train AI agents with faster feedback loops and lower barriers to entry
•Strengthening Financial Position
◦Raised approximately $2.6 billion in convertible senior notes through an upsized offering
◦Expanded our revolving credit facility to $2.5 billion, enhancing financial flexibility to support growth initiatives
•Other Noteworthy Updates
◦Launched CoreWeave Federal, extending our AI cloud platform to support government and public sector use cases
◦Joined the Genesis Mission, a U.S. Department of Energy initiative focused on accelerating discovery science, strengthening national security and advancing U.S. energy innovation
◦Announced a major global partnership with CrowdStrike, collaborating to power a secure AI cloud foundation for the agentic era

Business Outlook
1 Revenue backlog includes remaining performance obligations, plus other amounts we estimate will be recognized as revenue in future periods under committed customer contracts, in each case, subject to the satisfaction of delivery and availability of service requirements.

CoreWeave will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Webcast and Conference Call Information
CoreWeave will host an audio webcast to discuss the results for the fourth quarter and fiscal year ended December 31, 2025, provide a business update, and share forward-looking guidance at 2:00 pm PT / 5:00 pm ET today. The live webcast of CoreWeave’s earnings conference call can be accessed via the CoreWeave Investor Relations website at investors.coreweave.com, along with the earnings press release and accompanying presentation.
Following the call, a replay will be available at the same website. A transcript of the conference call will be posted to the investors.coreweave.com website.

Disclosure Information
CoreWeave uses its investor relations page (investors.coreweave.com), its X account (@CoreWeave), and its LinkedIn page (linkedin.com/company/coreweave/) to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. Accordingly, investors should monitor these channels, in addition to following CoreWeave's press releases, Securities and Exchange Commission (SEC) filings, public conference calls and public webcasts.

About CoreWeave
CoreWeave is The Essential Cloud for AI™. Built for pioneers by pioneers, CoreWeave delivers a platform of technology, tools, and teams that enables innovators to move at the pace of innovation, building and scaling AI with confidence. Trusted by leading AI labs, startups, and global enterprises, CoreWeave serves as a force multiplier by combining superior infrastructure performance with deep technical expertise to accelerate breakthroughs. Established in 2017, CoreWeave completed its public listing on Nasdaq (CRWV) in March 2025. Learn more at www.coreweave.com.

Investor Relations contact:
Investor-Relations@coreweave.com / https://investors.coreweave.com/

Media contact:
Press@coreweave.com / https://www.coreweave.com/about-us

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws. Such statements are based on our current expectations, forecasts and assumptions and involve risks and uncertainties. These statements include, but are not limited to, statements related to our business; our strategy; our capital structure; our future growth; our technology; our acquisition, financing and other initiatives' objectives; market trends; demand for our platform; other estimated amounts included in our revenue backlog figure; our plans to scale our platform and accelerate AI innovation; and strategic opportunities. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” “outlook,” “guidance,” or the negative of these terms, where applicable, and similar expressions intended to identify forward-looking statements.

Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include but are not limited to our ability to execute our business strategies and manage our growth, our ability to maintain and grow our customer base, continued demand for AI infrastructure, any disruption in our strategic relationships or disruptions with our third-party providers, including our suppliers and data center partners, our ability to develop and maintain our corporate infrastructure and internal controls, our financial performance, capital requirements and ability to raise additional capital and the impact of global political and macroeconomic conditions, including the effects of global geopolitical conflicts, inflation, tariffs, interest rates, any instability in the global banking sector and foreign currency exchange rates. More information about factors that could affect our operating results is included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2025, copies of which may be obtained by visiting our Investor Relations website at https://investors.coreweave.com or the SEC's website at www.sec.gov. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Additionally, the forward-looking statements in this press release do not include the potential impact of any acquisitions that may be announced and/or completed after the date hereof. We assume no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Our results for the fiscal year ended December 31, 2025 are not necessarily indicative of our operating results for any future periods.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use adjusted EBITDA and adjusted EBITDA margin, adjusted operating income (loss) and adjusted operating income (loss) margin, adjusted net income (loss) and adjusted net income (loss) margin, collectively, to help us evaluate our business. We use such non-GAAP financial measures to make strategic decisions, establish business plans and forecasts, identify trends affecting our business, and evaluate operating performance. We believe that these non-GAAP financial measures, when taken collectively, may be helpful to investors because they allow for greater transparency into what measures we use in operating our business and measuring our performance and enable comparison of financial trends and results between periods where items may vary independent of business performance. These non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. Forward-looking non-GAAP financial measures are presented on a non-GAAP basis without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Accordingly, a reconciliation of these forward-looking non-GAAP financial measures are not available without unreasonable effort.
A reconciliation is provided below for each historical non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. CoreWeave encourages investors to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate CoreWeave’s business.

COREWEAVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Revenue	$1,572	$747	$5,131	$1,915
Operating expenses:
Cost of revenue	509	182	1,453	493
Technology and infrastructure	950	398	2,929	961
Sales and marketing	52	6	144	18
General and administrative	150	48	651	119
Total operating expenses	1,661	634	5,177	1,591
Operating income (loss)	(89)	113	(46)	324
Gain (loss) on fair value adjustments	—	(7)	27	(756)
Interest expense, net	(388)	(149)	(1,229)	(361)
Other income, net	10	14	33	49
Loss before income taxes	(467)	(29)	(1,215)	(744)
Provision for (benefit from) income taxes	(15)	22	(48)	119
Net loss and comprehensive loss	$(452)	$(51)	$(1,167)	$(863)
Net loss attributable to common stockholders, basic	$(452)	$(81)	$(1,196)	$(937)
Net loss attributable to common stockholders, diluted	$(452)	$(81)	$(1,223)	$(937)
Net loss per share attributable to common stockholders, basic	$(0.89)	$(0.34)	$(2.75)	$(4.30)
Net loss per share attributable to common stockholders, diluted	$(0.89)	$(0.34)	$(2.81)	$(4.30)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic	506	239	435	218
Weighted-average shares used in computing net loss per share attributable to common stockholders, diluted	506	239	436	218

COREWEAVE, INC.
CONSOLIDATED BALANCE SHEETS
(in millions)

	December 31, 2025	December 31, 2024

Assets
Current assets
Cash and cash equivalents	$3,127	$1,361
Restricted cash and cash equivalents, current	819	37
Marketable securities	34	—
Accounts receivable, net	3,169	417
Prepaid expenses and other current assets	339	101
Total current assets	7,488	1,916
Restricted cash and cash equivalents, non-current	184	637
Restricted marketable securities, non-current	—	29
Property and equipment, net	30,557	11,915
Operating lease right-of-use assets	8,231	2,590
Intangible assets, net	235	5
Goodwill	1,101	20
Other non-current assets	1,506	721
Total assets	$49,302	$17,833
Liabilities, Redeemable Convertible Preferred Stock, and Stockholders' Equity (Deficit)
Current liabilities
Accounts payable	$1,623	$868
Accrued liabilities	5,773	356
Debt, current	6,708	2,468
Deferred revenue, current	1,709	769
Operating lease liabilities, current	427	213
Finance lease liabilities, current	38	58
Other current liabilities	162	231
Total current liabilities	16,440	4,963
Debt, non-current	14,665	5,458
Derivative and warrant liabilities	1	200
Deferred revenue, non-current	6,476	3,295
Operating lease liabilities, non-current	7,768	2,389
Finance lease liabilities, non-current	216	34
Deferred tax liabilities, non-current	115	149
Other non-current liabilities	286	37
Total liabilities	45,967	16,525
Commitments and contingencies

Redeemable convertible preferred stock and redeemable common stock
Redeemable convertible preferred stock	—	1,722
Stockholders' equity (deficit)
Preferred stock	—	—
Class A common stock	—	—
Class B common stock	—	—
Class C common stock	—	—
Treasury stock	(34)	(34)
Additional paid-in capital	6,012	1,096
Accumulated deficit	(2,643)	(1,476)
Total stockholders' equity (deficit)	3,335	(414)
Total liabilities, redeemable convertible preferred stock, and stockholders' equity (deficit)	$49,302	$17,833

COREWEAVE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Cash flows from operating activities:
Net loss	$(452)	$(51)	$(1,167)	$(863)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	821	365	2,454	863
Amortization of debt discounts and issuance costs and accretion of redemption premiums	22	10	110	33
Stock-based compensation expense	157	8	630	31
Non-cash lease expense	123	44	357	123
Deferred income taxes	(16)	33	(53)	113
Loss (gain) on fair value adjustments	—	7	(27)	756
Debt extinguishment loss	4	—	19	12
Other non-cash reconciling items	53	2	103	3
Changes in operating assets and liabilities, net of effect of business acquisitions:
Accounts receivable	(1,496)	52	(2,749)	(280)
Prepaid expenses and other assets	(268)	(44)	(784)	(514)
Accounts payable and accrued expenses	(80)	175	253	511
Deferred revenue	2,772	(368)	4,174	2,049
Lease liabilities	(81)	(43)	(262)	(88)
Other liabilities	—	(3)	—	—
Net cash provided by operating activities	1,559	187	3,058	2,749
Cash flows from investing activities:
Purchase of property and equipment, including capitalized internal-use software	(4,060)	(3,498)	(10,309)	(8,702)
Purchases of marketable securities	—	—	(47)	(34)
Maturities and sales of marketable securities	14	92	43	188
Sales of warrants received as lease incentive	153	—	254	—
Business combinations, net of cash acquired	(52)	—	(108)	—
Issuance of notes receivable	(17)	(60)	(90)	(60)
Other investing activities	36	2	(14)	(50)
Net cash used in investing activities	(3,926)	(3,464)	(10,271)	(8,658)

Cash flows from financing activities:
Proceeds from issuance of debt, net	4,312	3,692	11,829	7,018
Repayments of debt	(420)	(225)	(3,399)	(589)
Purchase of capped calls related to convertible senior notes	(340)	—	(340)	—
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	1,491	—
Redeemable convertible preferred stock cash dividends paid	—	(29)	(29)	(58)
Issuance of redeemable convertible preferred stock, net of issuance costs	—	—	—	1,172
Payment of tax withholdings on settlement of restricted stock units	—	—	(144)	—
Proceeds from exercise of stock options	2	2	20	3
Other financing activities	(26)	(50)	(120)	(82)
Net cash provided by financing activities	$3,528	$3,390	$9,308	$7,464
Net increase in cash, cash equivalents, and restricted cash	$1,161	$113	$2,095	$1,555
Cash, cash equivalents, and restricted cash—beginning of period	2,969	1,922	2,035	480
Cash, cash equivalents, and restricted cash—end of period	$4,130	$2,035	$4,130	$2,035

Reconciliation of GAAP to Non-GAAP Results
Reconciliation of Net Loss to Adjusted EBITDA
(in millions, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Net loss	$(452)	$(51)	$(1,167)	$(863)
Depreciation and amortization	821	365	2,454	863
Interest expense, net	388	149	1,229	361
Stock-based compensation	157	8	630	31
Acquisition related costs(1)	9	—	55	—
(Gain) loss on fair value adjustments(2)	—	7	(27)	756
Other income, net	(10)	(14)	(33)	(48)
Provision for (benefit from) income taxes	(15)	22	(48)	119
Adjusted EBITDA	$898	$486	$3,093	$1,219
Revenue	$1,572	$747	$5,131	$1,915
Net loss margin	(29)%	(7)%	(23)%	(45)%
Adjusted EBITDA margin	57%	65%	60%	64%
(1) Acquisition related costs include direct transaction costs, such as due diligence, advisory, and professional services fees, and certain compensation and integration related expenses. We exclude acquisition related costs, as we believe these transaction-specific expenses are inconsistent in amount and frequency, and do not correlate to the operation of our business.
(2) Represents adjustments related to recording our derivative liabilities at fair value at the end of each reporting period for our 2021 Convertible Senior Secured Notes, warrant liabilities related to our 2022 Senior Secured Notes, and the fair value remeasurement of the option liability in connection with our Series B redeemable convertible preferred stock. Refer to Note 3. Investments and Fair Value Measurements to our consolidated financial statements included in our Annual Report on Form 10-K filed or to be filed with the SEC for the year ended December 31, 2025 for additional information.

Reconciliation of Operating Income to Adjusted Operating Income
(in millions, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Operating income (loss)	$(89)	$113	$(46)	$324
Stock-based compensation	157	8	630	32
Acquisition related costs(1)	9	—	55	—
Amortization of acquired intangibles(2)	11	—	27	—
Adjusted operating income	$88	$121	$666	$356
Revenue	$1,572	$747	$5,131	$1,915
Operating income margin	(6)%	15%	(1)%	17%
Adjusted operating income margin	6%	16%	13%	19%
(1) Acquisition related costs include direct transaction costs, such as due diligence, advisory, and professional services fees, and certain compensation and integration related expenses. We exclude acquisition related costs, as we believe these transaction-specific expenses are inconsistent in amount and frequency, and do not correlate to the operation of our business.
(2) In the second quarter of 2025, we began including an adjustment for the amortization of acquired intangibles in our calculation of adjusted operating income (loss). Prior period non-GAAP calculations for acquired intangible amortization are not being adjusted as these amounts were insignificant.

Reconciliation of Net Loss to Adjusted Net Loss
(in millions, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Net loss	$(452)	$(51)	$(1,167)	$(863)
Stock-based compensation	157	8	630	31
Loss on extinguishment of debt(1)	4	—	29	—
Acquisition related costs(2)	9	—	55	—
Amortization of acquired intangibles(3)	11	—	27	—
(Gain) loss on fair value adjustments(4)	—	7	(27)	756
Other adjustments(5)	—	—	(23)	11
Income tax, inclusive of the tax effect of the above adjustments(6)	(13)	—	(130)	—
Adjusted net loss	$(284)	$(36)	$(606)	$(65)
Revenue	$1,572	$747	$5,131	$1,915
Net loss margin	(29)%	(7)%	(23)%	(45)%
Adjusted net loss margin	(18)%	(5)%	(12)%	(3)%
(1) Primarily relates to losses recognized upon the early extinguishment of certain OEM financing arrangements, as well as accelerated amortization of debt discount and debt issuance costs related to our 2024 Term Loan, which was repaid in connection with the IPO.
(2) Acquisition related costs include direct transaction costs, such as due diligence, advisory, and professional services fees, and certain compensation and integration related expenses. We exclude acquisition related costs, as we believe these transaction-specific expenses are inconsistent in amount and frequency, and do not correlate to the operation of our business.
(3) In the second quarter of 2025, we began including an adjustment for the amortization of acquired intangibles in our calculation of adjusted net loss. Prior period non-GAAP calculations for acquired intangible amortization are not being adjusted as these amounts were insignificant.
(4) Represents adjustments related to recording our derivative liabilities at fair value at the end of each reporting period for our 2021 Convertible Senior Secured Notes, warrant liabilities related to our 2022 Senior Secured Notes, and the fair value remeasurement of the option liability in connection with our Series B redeemable convertible preferred stock. Refer to Note 3. Investments and Fair Value Measurements to our consolidated financial statements included in our Annual Report on Form 10-K filed or to be filed with the SEC for the year ended December 31, 2025 for additional information.
(5) Primarily relates to a net unrealized gain on our strategic investments.
(6) In the second quarter of 2025, we began including an adjustment for the income tax effect related to our non-GAAP adjustments. Prior period non-GAAP calculations for the income tax effects on our non-GAAP adjustments are not being adjusted as these amounts were not material. Additionally, the third quarter of 2025 includes an adjustment for amounts related to the impact of the passage of the One Big Beautiful Bill Act on the first and second quarters of 2025, that were recorded in third quarter of 2025.